Bob Evans
FARMS®


Bob Evans
Fully Cooked
Original
Hash Browns
Home Style
Oven Bake
Scalloped Potatoes
All Natural
Homestyle Classic
Pork Sausage Links
Original
Burritos
Sausage, Egg & Cheese
Macaroni & Cheese
Naturally!
Original Patties
Tasteful Sides
White Cheddar Macaroni & Cheese
Mashed Potatoes
Original
Owens
Regular
Premium Cuts of Pork

Investor Presentation

(revised 6.15.17)

Mike Townsley, President and Chief Executive Officer
Mark Hood, Chief Administrative and Chief Financial Officer

SAFE HARBOR STATEMENT

Certain statements in this presentation that are not historical facts are forward-looking statements. Forward-looking statements involve various important assumptions, risks and uncertainties. Actual results may differ materially from those predicted by the forward-looking statements because of various factors and possible events. Additional information about the factors and events that could cause actual results to differ materially from those predicted by the forward looking statements, along with certain other risks, uncertainties and assumptions related to the Company and its business, may be found in our Annual Report on Form 10-K for the fiscal year ended April 28, 2017, and in our other filings with the Securities and Exchange Commission. We note these factors for investors as contemplated by the Private Securities Litigation Reform Act of 1995. Predicting or identifying all such risk factors is impossible. Consequently, investors should not consider any such list to be a complete set of all potential risks and uncertainties. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of the statement to reflect unanticipated events. All subsequent written and oral forward-looking statements attributable to us or any person acting on behalf of the Company are qualified by the cautionary statements in this section.

NON-GAAP FINANCIAL MEASURES

We define EBITDA as earnings before interest, taxes, depreciation and amortization including stock compensation. Management uses EBITDA and the other non-GAAP measures included in this release as key metrics in the evaluation of underlying Company performance and in making financial, operating and planning decisions. The Company believes these measures are useful to investors because they increase transparency, assist investors in understanding the underlying performance of the Company and assist in the analysis of ongoing operating trends. We believe EBITDA is frequently used by analysts, investors and other interested parties in their evaluation of the Company's performance as compared to our competitors, many of which present EBITDA measures when reporting their results.

We believe the non-GAAP measures used in this release provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of core business operating results. We believe these non-GAAP measures, when viewed in conjunction with U.S. GAAP results and the accompanying reconciliations, enhance the comparability of results against prior periods and allow for greater transparency of financial results and business outlook. The presentation of EBITDA and other non-GAAP measures included in this release should not be considered as an alternative to net income, determined in accordance with U.S. GAAP, as an indicator of the Company's operating performance, as an indicator of cash flows, or as a measure of liquidity. While EBITDA and our other non-GAAP measures are frequently used as measures of operations, they are not necessarily comparable to other similarly titled captions of other companies due to the potential inconsistencies in the method of calculation.

Reconciliation of the Company's projected EBITDA for fiscal year 2018 to the most directly comparable GAAP financial measure is omitted from this presentation, because the Company does not provide guidance for net income, the most directly comparable GAAP financial measure.

Bob Evans FARMS®

BEF foods, inc. + PINELAND FARMS


Bob Evans
farm-fresh goodness
Fully Cooked
Original
Hash Browns
Home Style
Oven Bake
Scalloped Potatoes
All Natural
Homestyle Classic
Pork Sausage Links
Original
Burritos
Sausage, Egg & Cheese
Macaroni & Cheese
Naturally!
Original Patties
Tasteful Sides
White Cheddar Macaroni & Cheese
Serves 2
Mashed Potatoes
Original
Serves 4-5
Owens
Regular
Original Pork Sausage
Premium Cuts of Pork

Bob Evans FARMS®

FOUR KEY LINES OF BUSINESS

- Refrigerated Sides
- Sausage
- Food Service
- Frozen Products

Sold at 35,000+ retail locations

PRODUCTS SOLD AT 35,000+ RETAIL LOCATIONS IN 50 STATES

Bob Evans FARMS.

- Leading producer and distributor of home-style refrigerated side dishes, pork sausage products and a variety of complementary and frozen food items
- Distributed under the Bob Evans®, Owens®, Country Creek® and Pineland Farms® brand names (based on geography)
- Products include over **20** varieties of refrigerated side-dish products, and **60** varieties of branded fresh, smoked, and fully-cooked pork and turkey sausage, ham, and hickory-smoked bacon products
- Also offers over **20** complementary convenience food items in the refrigerated and frozen areas of grocery stores such as breakfast sandwiches, breakfast burritos, and sausage gravy.
- Bob Evans also includes a growing foodservice business, which sells items made to customer specifications including sausage, sausage gravy, breakfast sandwiches and side dishes

Geographic brand presence


Bob Evans®
Bob Evans®/ Owens®

Market Share Focus: Side Dishes – National / Breakfast Sausage - Core

Bob Evans Foods Dinner Sides Total U.S. MULO


51.1
52.6
1.5
49.6
50.2
0.7
Share of Pounds
Share of Dollars

Left bar = year ago
Right bar = current year

Bob Evans Foods Breakfast Sausage Core MULO


27.8
29.4
1.6
28.1
29.7
1.6
Share of Pounds
Share of Dollars

IRI 13 weeks ending 4/17/17
Bob Evans Foods = Bob Evans + Owens

PRODUCT OVERVIEW

Refrigerated side dishes




Bob Evans
farm-fresh goodness
MASHED POTATOES
Original




Bob Evans
farm-fresh goodness
TASTEFUL SIDES
Macaroni
& Cheese

Breakfast sausage




12
LINKS
Bob Evans
Fully Cooked
Original


8
PATTIES
Bob Evans
Fully Cooked
Original


Original
Bob Evans
60
PREMIUM CUTS OF PORK

Frozen products




Bob Evans
Sausage, Egg
& Cheese

New products


NEW!
Bob Evans
farm-fresh goodness
TASTEFUL SIDES
White Cheddar
Macaroni &
Cheese


NEW!
Bob Evans
farm-fresh goodness
Oven Bake
Cheesy Southwest
Mashed Potatoes

LEADING MARKET POSITIONS IN REFRIGERATED SIDES AND BREAKFAST SAUSAGE

	Market position	Business strategy
Refrigerated side dishes	• **#1 national dinner sides brand with a leading market share**	• Achieve double-digit growth through marketing investments and expanded points of distribution
Breakfast sausage	• **#1 market share in core markets since 2007**	• Maintain market share and selectively pursue pockets of growth
Food service	• Manufacture and distribute for select foodservice accounts	• Selectively pursue opportunities based on plant capacity and other factors
Frozen foods	• Extensive retail presence throughout United States	• Maintain market share


Bob Evans
All Natural
Owens
Original

Bob Evans FARMS®

Kettle Creations

1948:
- Bob Evans begins business on a farm in southeastern Ohio

1963:
- Becomes a publicly traded company

1987:
- Bob Evans acquires Owens Country Sausage

1997:
- Began selling refrigerated sides

2007:
- Bob Evans Foods consolidates Owens Country Sausage

2009:
- Elimination of DSD system and moved to Direct Warehouse Delivery

2010:
- Plant Optimization Project Initiated (8 facilities)

2012:
- Acquired Kettle Creations
- Purchased the Kettle Creations brand along with its state-of-the-art refrigerated food production facility in Lima, OH that produces refrigerated entrees and side dishes

2013:
- Plant Optimization Project completed (9 facilities to 4 facilities)
- Completed Line 3 in Lima
- Began a **$36mm** expansion of the company's Sulphur Springs, TX production facility to enhance efficiency and output

2014:
- Completed Sulphur Springs, TX plant expansion

2015:
- Announced a **$20mm** expansion of the company's Lima, OH production facility
- Launched phase one of ERP systems implementation, which will provide new tools to manage costs and control business execution

2016:
- Completed Line 4 in Lima

2017:
- Acquisition of Pineland Farms

PINELAND FARMS POTATO COMPANY


SAUSAGE SHOP

< Original 12-stool, 24-hour restaurant opened in 1962 in Rio Grande, Ohio

PINELAND FARMS POTATO COMPANY OVERVIEW

Transaction completed 5-1-17

Location: Mars Hill, Maine

Key facts:

- Channel mix: ~80% foodservice, ~20% retail
- Products: mashed, diced, and shredded potatoes
- State-of-the-art manufacturing facility with current expansion to bring annual capacity to ~180 million pounds
- Includes 900 acre potato farm; facility is surrounded by 55,000+ acres of potato production annually
- In the final stage of a major two-year facility expansion and enhancement program to increase throughput, improve profitability and lower unit costs
- Employment and non-compete agreements with key employees


Try all 4 flavors of our
Natural MASHED POTATOES


Preserving a tradition
for future generations
Pineland Farms is helping to revive the farming economy through thoughtful innovation and good stewardship.
LEARN MORE




GOOD OLD FASHIONED TASTE STARTS WITH NATURAL INGREDIENTS

SIDE-DISH GROWTH DRIVES SALES AND MARGIN IMPROVEMENT

FY 2010 Sales Mix (pounds)


Side Dishes(1)
36%
42%
Sausage
12%
Other
10%
Frozen

food service/retail mix: 11% / 89%

FY 2017 Sales Mix (pounds)


Side Dishes(1)
58%
28%
Sausage
8%
Other
6%
Frozen

food service/retail mix: 19% / 81%

Projected FY 2020 Sales Mix (pounds)


Side Dishes(1)
73%
Other 7%
Frozen 2%
18%
Sausage

food service/retail mix: 41% / 59%

BEF foods, Bob Evans Grocery Products, Owens

(1) Side dish product lines include mashed potatoes, mac-n-cheese, pasta, vegetables, and seasonal favorites.

Focus on the growing refrigerated side category

1) *Category is on-trend with consumer desire for convenience*
2) *Quality and taste*
3) *Relatively young and under-penetrated category*
4) *Leading market share*
5) *Superior on-shelf performance*

CONSUMER NEED STATE AROUND CONVENIENCE IS DRIVING GROWTH

THREE OUT OF FIVE OF THE TOP REASONS FOR PURCHASING PREPARED MEALS AND SIDE DISHES CENTER AROUND CONVENIENCE[1]



Quicker than preparing food from scratch
48%
Useful to have on hand when I don't want to cook
45%
I like the taste
33%
I stock up so I have meal options readily available
25%
A wide variety of cuisine options
25%
0%
10%
20%
30%
40%
50%
60%

SPEND TIME ON THE CENTER-OF-PLATE[2]

- Like meals that are about 75% prepared
- A convenient weekday meal means cooking with about 3 ingredients for around 20 minutes.
- Consumers want to spend 15-30 minutes in prep to “have it count”

(1) Mintel Report Prepared Meals US May 2016.
(2) The Wall Street Journal 2013; The Mom Complex Consulting Firm

...BUT CONVENIENCE ALONE ISN'T ENOUGH

CONVENIENCE PURE & SIMPLE[1]

Total US sales of prepared meals and side dishes, by segment, at current prices, 2011 and 2013



FORM OF MASH POTATOES CONSUMED IN HOME
% of individuals consuming at least 1X in two weeks
Fresh/Raw Potatoes
Instant
Ref/Frozen

CONVENIENCE W/ QUALITY[2]

Factors for purchasing prepared meals and side dishes more often, top five



Natural ingredients
37%
Heartier meals
29%
Larger portions for the same price
28%
Portion-controlled
23%
Gourmet prepared items
23%

CONVENIENCE W/ VALUE[1]

Most of our meals come from home



At Home 82%
Away From Home 18%



Average Cost Per Meal
$7.09
$2.41
Restaurant
Home

(1) The NPD Group's National Eating Trends database

(2) Mintel Report Prepared Meals US May 2016

REFRIGERATED SIDE-DISH PENETRATION OPPORTUNITY

Side Dish Occasions – Eaten in the Past 30 Days(1)



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Pasta
Mac & Cheese Dinners/Kits
Refrg Sides
Packaged Instant Poatoes
Instant/Flavored Rice
Frozen Veg/Potatoes
Canned or Jarred Vegetables

Refrigerated side-dish category…

- ***Opportunity to grow household penetration 3-4x***
- ***Product line focused on fast-growing perimeter of the grocery store***
- ***Additional opportunities in vegetables, rice and pasta, and protein inclusions***
- ***Leverage consumer benefits***
  - ***Convenience***
  - ***Quality***
  - ***Taste***
  - ***Variety***

(1)Source: MRI 01/2017

REFRIGERATED DINNER SIDE-DISH PERFORMANCE

Refrigerated Dinner Side Dish Dollar Share[1] ($636MM)


All Other
2%
Simply
9%
Reser's
11%
Hormel
13%
Private
Label
12%
Bob Evans
53%

Refrigerated Dinner Side Dish Dollar Velocity[1]


$7.67
Selling nearly 3X faster than next closest competitor
$2.71
$2.26
$2.60
$2.30
Bob Evans
Private Label
Hormel
Reser's
Simply

Repeat Rate – Refrigerated Dinner Side Dishes[2]


65%
Highest Repeat Rate
50%
50%
47%
49%
Bob Evans
Hormel
Private Label
Reser's
Simply

Bob Evans . . .

- #1 dinner side dish brand[1]
- 53% dollar share of dinner sides category as of 4/16/17[1]
- Mashed Potatoes are #1 dinner side
- Macaroni and Cheese is #2 dinner side

1) IRI; 52 weeks ending 4/16/17; Total U.S. MULO; Dollar Share; Average Weekly ACV
2) IRI Panel; 52 weeks ending 4/16/17; Total U.S. MULO; % of Buyers, 2x+ Buyers
Note: Brands ranked by total dollar sales

Bob Evans is driving category growth

1) *Increase household penetration*
2) *SKU expansion at current accounts*
3) *New retail distribution*
4) *Food service channel*
5) *Product innovation*

EXECUTING STRATEGY TO FURTHER DEVELOP NATIONAL SIDE-DISH BRAND



Bob Evans
Share 48%
$ Change +14%
% HH Buying 8.6%, +1.2%
Bob Evans
Share 73%
$ Change +10%
% HH Buying 17.6%, +1.9%
Bob Evans
Share 46%
$ Change +14%
% HH Buying 11.8%, +1.7%
Bob Evans
Share 24%
$ Change +19%
% HH Buying 6.5%, +1.5%
Bob Evans
Share 11%
$ Change +11%
% HH Buying 3.2%, +1.4%
Bob Evans
Share 64%
$ Change +7%
% HH Buying 14.9%, +0.4%
Bob Evans
Share 41%
$ Change +14%
% HH Buying 11.5%, +1.9%
Bob Evans
Share 43%
$ Change +14%
% HH Buying 5.8%, 0.0%

TOTAL U.S. MULO

Bob Evans

Share 50%

$ Growth +11%

% HH Buying 10.8%, +1.4%

National side-dish ACV 78.6

Source: IRI 52 wks. end. 4-16-17, Multi Outlet, Dollars, Dinner Sides

STRONG GROWTH OF KEY SIDE DISH PRODUCT LINE



FY12-FY17(1) Side Dishes
14% Volume CAGR 2012-2017
Pounds (M)
150
140
130
120
110
100
90
80
70
60
240
220
200
180
160
140
120
100
80
Net Sales ($M)
FY12
FY13
FY14
FY15
FY16
FY17
Pounds
Net Sales

(1)Data for all years includes inter-segment sales to Bob Evans Restaurants.

BEF foods Bob Evans GROCERY PRODUCTS Owens

Normalized EBITDA Margin Range
~ 21% to 24%

1) *Sales mix shift toward higher-margin side-dish products*
2) *Plant efficiency initiatives*
3) *Channel mix shift toward higher-margin branded retail*
4) *Brand investments*

A platform for growth and value creation

1) *Growing national brand equity*
2) *Significant distribution opportunity*
3) *Leadership in growing, under-penetrated category*
4) *Attractive margin profile*
5) *Strong free cash flow and modest leverage supports organic growth and potential for M&A*

DIVIDEND HISTORY *($ per share)*

Fiscal 2018:

Special dividend of $7.50 per share ($150 million) payable June 16, 2017 to holders of record at the close of business May 30, 2017. Quarterly dividend of $0.34 per share payable June 26, 2017 to holders of record June 12, 2017.



$0.950
$1.075
$1.205
$1.240
$1.300
$1.360
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017

Appendix


Bob Evans

- $100 million share repurchase authorization
- Established a new $300 million credit facility at transaction closing
- Fiscal 2018 leverage expectation of approximately 1.0x following acquisition of Pineland Farms
- Expected annual capital expenditures of $25 to $35 million
- Ongoing quarterly dividend payment expected to be retained
- Long-term annual sales growth of mid- to high-single digits and EBITDA growth of high-single to low-double digits expected

Q4 FY17 AND RECENT EVENT HIGHLIGHTS

- **Reported FY 2017 non-GAAP EPS of $2.38 vs. guidance of $2.22 to $2.32.**
- **Completed sale of BER to Golden Gate Capital on April 28, 2017.**
- **Acquisition of Pineland Farms Potato Company completed on May 1, 2017.**
- **Declared $7.50/share special dividend payable June 16.**
- **Fourth quarter FY 2017 total pounds sold grew 6.7% YOY on a 13 week vs. 13 week comparison.**
- **Fourth quarter FY 2017 retail side-dish and sausage pounds sold growth of 11.5% and 9.2%, respectively. Food service volume grew 5.8%. All on a 13 week vs. 13 week comparison.**
- **Household penetration continued to grow, rising to 10.8% and up 1.4%.**
- **Lima, Ohio capacity expansion performing to expectations, and Pineland Farms expansion recently completed.**

FY18 GUIDANCE

(fiscal year ended April 30, 2018)

Guidance Metric	FY '18
Net sales	$464 to $476 million
EBITDA	$102 to $108 million
GAAP diluted earnings per share	$2.06 to $2.24
Sow cost (per hundredweight)	$43 to $46
Capital expenditures	$25 to $30 million
Net interest expense	$3.8 to $4.3 million
GAAP Tax rate	34.5% to 35.5%
Diluted weighted-average share count	approximately 20.4 million shares
Share repurchase authorization	$100 million

RETAIL BRANDED SAUSAGE SALES HISTORY



FY12-FY17 Branded Sausage
Pounds (MM)
60
55
50
45
40
35
30
25
20
Net Sales (MM)
135
130
125
120
115
110
FY12
FY13
FY14
FY15
FY16
FY17
Pounds
Net Sales

HISTORICAL AND FORECASTED SOW COST PRICING – *(cost/hundredweight)*

10 year historical average sow cost: ~$52

Fiscal Year	Q1	Q2	Q3	Q4	Average
2017	$48.46	$44.53	$31.05	$42.14	$40.47
2016	$38.75	$53.31	$41.53	$42.84	$44.31
2015	$87.87	$78.82	$67.79	$43.02	$69.41
2014	$63.24	$77.33	$72.36	$78.47	$73.23
2013	$54.19	$43.22	$58.73	$59.07	$53.87
2012	$57.06	$67.82	$60.56	$60.41	$61.58
2011	$59.52	$60.47	$51.16	$59.05	$57.17

FISCAL 2017 QUARTERLY OPERATING INCOME FROM CONTINUING OPERATIONS, INCLUDING NON-GAAP ADJUSTMENTS

(in thousands)	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended		Twelve Months Ended	
	7/29/2016	% of Sales	10/28/2016	% of Sales	1/27/2017	% of Sales	4/28/2017	% of Sales	4/28/2017	% of Sales
Operating income as reported from continuing operations										
Net Sales	85,941		96,158		112,820		99,923		394,842	
Cost of sales	38,014	44.2%	40,225	41.8%	48,933	43.4%	43,649	43.7%	170,820	43.3%
Operating wage and fringe benefit expenses	9,184	10.7%	10,798	11.2%	11,150	9.9%	8,832	8.8%	39,964	10.1%
Other operating expenses	13,093	15.2%	15,453	16.1%	15,826	14.0%	14,030	14.0%	58,402	14.8%
Selling, general and administrative expenses	12,251	14.3%	12,727	13.2%	14,201	12.6%	17,064	17.1%	56,243	14.2%
Depreciation and amortization expense	5,134	6.0%	5,723	6.0%	6,333	5.6%	6,840	6.8%	24,031	6.1%
Impairments	-	0.0%	16,000	16.6%	(744)	-0.7%	0	0.0%	15,256	3.9%
Total operating income as reported	**8,265**	**9.6%**	**(4,768)**	**-5.0%**	**17,121**	**15.2%**	**9,508**	**9.5%**	**30,126**	**7.6%**
Non-GAAP Adjustments										
Net Sales	-		-		-		-		-	
Cost of sales	-		-		-		-		-	
Operating wage and fringe benefit expenses	-		-		-		-		-	
Other operating expenses	-		-		-		-		-	
Selling, general and administrative expenses	-		(169)		(3,130)		(4,333)		(7,632)	
Depreciation and amortization expense	-		-		-		-		-	
Impairments	-		(16,000)		744		-		(15,256)	
Total Adjustments	-		(16,169)		(2,386)		(4,333)		(22,888)	
Non-GAAP operating income from continuing operations										
Net Sales	85,941		96,158		112,820		99,923		394,842	
Cost of sales	38,014	44.2%	40,225	41.8%	48,933	43.4%	43,649	43.7%	170,820	43.3%
Operating wage and fringe benefit expenses	9,184	10.7%	10,798	11.2%	11,150	9.9%	8,832	8.8%	39,964	10.1%
Other operating expenses	13,093	15.2%	15,453	16.1%	15,826	14.0%	14,030	14.0%	58,402	14.8%
Selling, general and administrative expenses	12,251	14.3%	12,558	13.1%	11,071	9.8%	12,731	12.7%	48,611	12.3%
Depreciation and amortization expense	5,134	6.0%	5,723	6.0%	6,333	5.6%	6,840	6.8%	24,031	6.1%
Impairments	-	0.0%	-	0.0%	(0)	0.0%	0	0.0%	0	0.0%
Total non-GAAP operating income	**8,265**	**9.6%**	**11,401**	**11.9%**	**19,507**	**17.3%**	**13,841**	**13.9%**	**53,014**	**13.4%**

FISCAL 2017 QUARTERLY NET INCOME AND EARNINGS PER SHARE FROM CONTINUING OPERATIONS, INCLUDING NON-GAAP ADJUSTMENTS

(in thousands, except per share amounts)	Three Months Ended 07/29/2016	Three Months Ended 10/28/2016	Three Months Ended 01/27/2017	Three Months Ended 04/28/2017	Twelve Months Ended 04/28/2017
Operating Income (Loss) as Reported					
Operating Income (Loss)	$ 8,265	$ (4,768)	$ 17,121	$ 9,508	$ 30,126
Net interest expense	418	2,405	2,139	4,254	9,216
Income before taxes from continuing operations	7,847	(7,173)	14,982	5,254	20,910
Provision for income taxes from continuing operations	2,549	(2,316)	5,144	(1,503)	3,874
Net income as reported from continuing operations	**5,298**	**(4,857)**	**9,838**	**6,757**	**17,036**
Earnings per Share - Continuing Operations					
Basic	$ 0.27	$ (0.25)	$ 0.50	$ 0.34	$ 0.86
Diluted	$ 0.27	$ (0.24)	$ 0.49	$ 0.33	$ 0.85
Adjustments to Continuing Operations					
Reserve on note receivable	-	16,000	(744)	-	15,256
Severance/Restructuring	-	169	2,084	(305)	1,948
Accelerated stock compensation	-	-	475	3,992	4,467
Legal and professional fees	-		571	646	1,217
Write off of unamortized debt costs	-	-	-	2,005	2,005
Accretion on note receivable	-	(1,133)	-	-	(1,133)
Total adjustments to continuing operations	-	15,036	2,386	6,337	23,760
Non-GAAP operating income from continuing operations	**8,265**	**11,402**	**19,507**	**13,841**	**53,014**
Non-GAAP net interest expense	418	3,538	2,139	2,249	8,344
Non-GAAP income before taxes from continuing operations	7,847	7,864	17,368	11,592	44,670
Adjustments to tax expense from continuing operations	-	4,934	1,400	1,378	7,713
Non-GAAP provision for income taxes from continuing operations	2,549	2,619	6,544	(125)	11,587
Non-GAAP net income from continuing operations	**$ 5,298**	**$ 5,246**	**$ 10,824**	**$ 11,717**	**$ 33,083**
Non-GAAP Earnings per Share - Continuing Operations					
Basic	$ 0.27	$ 0.26	$ 0.55	$ 0.59	$ 1.67
Diluted	$ 0.27	$ 0.25	$ 0.54	$ 0.58	$ 1.64
Weighted Average Shares Outstanding					
Basic	19,792	19,825	19,847	19,896	19,839
Diluted	19,964	19,964	20,068	20,188	20,132